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                           AMENDED AND RESTATED BYLAWS
                                       OF
                                 PALMWORKS, INC.
                              a Nevada corporation
                          Adopted as of April 20, 2000

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
                                 PALMWORKS, INC.
                           AMENDED AND RESTATED BYLAWS
                                TABLE OF CONTENTS

                                                                         Page

                                    ARTICLE I
                                     Offices

Section 1.        Principal Office.........................................1
Section 2.        Other Offices............................................1

                                   ARTICLE II
                            Meetings of Stockholders

Section 1.        Place of Meetings........................................1
Section 2.        Annual Meetings..........................................1
Section 3.        Special Meetings.........................................1
Section 4.        Notice of Meetings.......................................1
Section 5.        Purpose of Meetings......................................2
Section 6.        Quorum...................................................2
Section 7.        Record Date..............................................2
Section 8.        Voting...................................................2
Section 9.        Consent of Stockholders in Lieu of Meeting...............3

                                   ARTICLE III
                                    Directors

Section 1.        Powers...................................................3
Section 2.        Number and Term of Office................................3
Section 3.        Place of Meetings........................................3
Section 4.        Annual Organizational Meeting............................3
Section 5.        Regular Meetings.........................................4
Section 6.        Special Meetings.........................................4
Section 7.        Quorum...................................................4
Section 8.        Committees...............................................4
Section 9.        Action of Directors in Lieu of Meeting...................4
Section 10.       Compensation.............................................5

                                   ARTICLE IV
                                     Notices

Section 1.        Notice, What Constitutes.................................5
Section 2.        Waiver of Notice.........................................5

                                    ARTICLE V
                                    Officers

Section 1.        Number and Qualifications................................5
Section 2.        Compensation.............................................6
Section 3.        Term of Office...........................................6
Section 4.        Subordinate Officers, Committees and Agents..............6
Section 5.        The President............................................6
Section 6.        The Vice President.......................................6
Section 7.        The Secretary............................................6
Section 8.        The Treasurer............................................6

                                   ARTICLE VI
                              Certificates of Stock

Section 1.        Issuance.................................................7
Section 2.        Transfer Agent and Registrar.............................7
Section 3.        Lost Certificates........................................7
Section 4.        Transfer of Stock........................................7
Section 5.        Registered Stockholders..................................8

                                   ARTICLE VII
                     Indemnification of Officers, Directors,

                  Employees and Agents; Insurance..........................8

                                  ARTICLE VIII
                               General Provisions

Section 1.        Dividends...............................................10
Section 2.        Reserves................................................10
Section 3.        Checks..................................................10
Section 4.        Fiscal Year.............................................10
Section 5.        Seal....................................................10
Section 6.        Amendments..............................................10

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                 PALMWORKS, INC.

Article I

                                     Offices

Section 1.  Principal  Office.  The  principal  office shall be 2525 South Shore
Boulevard, Suite 309, League City, Texas 77573, or such other location as determined by the board of directors.

Section 2. Other Offices. The Corporation may also have offices at such other places both within and outside of the State of Nevada.

Article II

                            Meetings of Stockholders

Section 1. Place of Meetings. Meetings of the stockholders shall be held at such time and place within or outside of the State of Nevada as shall be designated from time to time by the board of directors.

Section 2. Annual Meetings. The board of directors may determine the place, date and time of the annual meetings of the stockholders, but if no such place, date and time is fixed, the meeting for any calendar year shall be held at the Corporation's known place of business at 10:00 a.m. on the 1st day of August of each year, commencing in 2000. If that day is not a business day, the meeting shall be held on the next succeeding business day. At that meeting the stockholders entitled to vote shall elect such directors and transact such business as may properly be brought before the meeting.

Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 4. Notice of Meetings. Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time and place where it is to be held, which may be within or without the State of Nevada. A copy of such notice shall be either delivered personally or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at such stockholder's address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. In the event of the transfer of stock after delivery or mailing of the notice of, and before the holding of, the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

Section 5. Purpose of Meetings. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6. Quorum. Stockholders holding at least a majority of the voting power, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7. Record Date. The board of directors may prescribe a period not exceeding sixty (60) days before any meeting of the stockholders during which no transfer of stock on the books of the Corporation may be made, or may fix a day not more than sixty (60) days before the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that day are entitled to notice or to vote at such meeting.

Section 8. Voting.

(a) An act of stockholders who hold at least a majority of the voting power and are present at a meeting at which a quorum is present is the act of the stockholders unless the statutes or articles of incorporation provide for different proportions.

(b) Except as hereinafter provided, every stockholder of record of the Corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in such stockholder's name on the books of the Corporation.

(c) At any meeting of the stockholders, any stockholder may designate another person or persons to act as a proxy or proxies as provided by law. If any stockholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such stockholder upon all of the persons so designated unless the stockholder shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation. Subject to the above, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots.

Section 9. Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at a meeting may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action, in which case, such greater proportion of written consents shall be required.

Article III

                                    Directors

Section 1. Powers. The business of the Corporation shall be managed by its board of directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by the articles of incorporation, or by these bylaws directed or required to be exercised or done by the stockholders.

Section 2. Number and Term of Office.

(a) The board of directors shall consist of such number of directors, not fewer than one (1) nor more than ten (10), as may be determined from time to time by resolution of the board of directors. Except as hereinafter provided, directors shall be elected at the annual meeting of the stockholders and each director shall serve until his or her successor shall be elected and qualified, or until his or her earlier resignation or removal.

(b) Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. When one or more directors shall give notice of their resignation to the board of directors, effective at a future date, the board of directors shall have the power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director to hold office until such director's successor is appointed and elected.

(c) Any director may be removed from office by the vote of stockholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to voting power, except that (i) if the articles of incorporation provide for the election of directors by cumulative voting, no director may be removed from office under the provisions of this section except upon the vote of stockholders owning sufficient shares to have prevented his election to office in the first instance, and (ii) if the articles of incorporation require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director.

Section 3. Place of Meetings. The board of directors of the Corporation may hold meetings, both regular and special, either within or outside of the State of Nevada.

Section 4. Annual Organizational Meeting. The first meeting of each newly elected board of directors shall be held within thirty (30) days after the adjournment of the annual meetings of stockholders. No notice of such meeting shall be necessary to be given to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event such meeting is not held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

Section 5. Regular Meetings. Meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board of directors.

Section 6. Special Meetings. Special meetings of the board of directors may be called by the president or secretary on the written request of one director. Written notice of special meetings of the board of directors shall be given to each director by telephone or in writing at least twenty-four (24) hours (in the case of notice by telephone or facsimile) or forty-eight (48) hours (in the case of notice by telegram) or three (3) days (in the case of notice by mail) before the time at which the meeting is to be held. Every such notice shall state the date, time and place of the meeting, but need not describe the purpose of the meeting unless required by the articles of incorporation, these bylaws or provided by law.

Section 7. Quorum. A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation.

Section 8. Committees.

(a) The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. The board of directors may appoint natural persons who are not directors to serve on committees.

(b) The committees shall keep regular minutes of their proceedings and report the same to the board of directors when required.

Section 9. Action of Directors in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board of directors or of the committee, as the case may be, and the written consent is filed with the minutes of proceedings of the board of directors or committee.

Section 10. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Article IV

                                     Notices

Section 1. Notice, What Constitutes. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram, facsimile or telephone.

Section 2. Waiver of Notice.

(a) Whenever all parties entitled to vote at a meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

(b) Whenever any notice whatever is required to be given under the provisions of the statutes, the articles of incorporation or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Article V

                                    Officers

Section 1. Number and Qualifications. The officers of the Corporation shall be chosen by the board of directors at its first meeting and thereafter after each annual meeting of stockholders. The officers to be elected shall include a president, a secretary and a treasurer. Any person may hold two or more offices. The board of directors may also appoint vice presidents and additional officers or assistant officers as it shall deem necessary.

Section 2. Compensation. The salaries of all officers and agents of the Corporation shall be fixed by the board of directors.

Section 3. Term of Office. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

Section 4. Subordinate Officers, Committees and Agents. The board of directors may elect any other officers and appoint any committees, employees or other agents as it desires who shall hold their offices for the terms and shall exercise the powers and perform the duties as shall be determined from time to time by the board of directors to be required by the business of the Corporation. The directors may delegate to any officer or committee the power to elect subordinate officers and retain or appoint employees or other agents.

Section 5. The President. The president shall be the chief executive officer of the Corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the Corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

Section 6. The Vice President. If appointed, the vice president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

Section 7. The Secretary. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision the secretary shall be. The secretary shall keep in safe custody the seal of the Corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the secretary's signature or by the signature of the treasurer or an assistant secretary.

Section 8. The Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep in full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board of directors, or when the board of directors so requires, an account of all the treasurer's transactions as treasurer and of the financial condition of the Corporation. If required by the board of directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the treasurer's office and for the restoration to the Corporation, in case of the treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Article VI

                              Certificates of Stock

Section 1. Issuance. Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. When the Corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any stockholder upon request and without charge, a full or summary statement of the voting powers, designations, preferences, limitations, restrictions and relative rights of the various classes of stock or series thereof. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such Corporation.

Section 2. Transfer Agent and Registrar. Whenever any certificate is countersigned or otherwise by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the Corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.

Section 3. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issuance of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 4. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Article VII

                     Indemnification of Officers, Directors,
                         Employees and Agents; Insurance

(a) The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no lo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his conduct was unlawful.

(b) The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7(a) and 7(b) hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with such defense.

(d) Any indemnification under Sections 7(a) and 7(b) hereof, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 7(a) and 7(b) hereof. Such determination shall be made:

(i)  by the stockholders;

(ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to such act, suit or proceeding;

(iii)if such a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; or

(iv) if such a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors unless it is ultimately determined that such director, officer, employee or agent is not entitled to be indemnified by the Corporation as authorized in this section or as provided by law.

(f)      The indemnification provided by this Section 7(f):

(i) does not exclude any other rights to which a person seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office; and

(ii) shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or as serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this section.

Article VIII

                               General Provisions

Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Section 4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

Section 5. Seal. The Corporation may have a corporate seal in the form of a circle containing the name of the Corporation, the year of incorporation and such other details as may be approved by the board of directors. Nothing in these bylaws shall require the impression of a corporate seal to establish the validity of any document executed on behalf of the Corporation.

Section 6. Amendments. These bylaws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

                                  CERTIFICATION

         I hereby certify that the foregoing Bylaws were duly adopted by the board of directors of the Corporation as of the 20th day of April, 2000.

                           Ellen S. Eckler, Secretary